EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-QSB for the Quarter Ended March 31, 2003 (the "Report") by Xtrana, Inc. ("Registrant"), the undersigned hereby certifies that:

     1. to the best of my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. to the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


Dated:  May 13, 2003               /S/ TIMOTHY DAHLTORP
                                   --------------------------------------------
                                   Timothy Dahltorp, Chief Executive Officer
                                   and Chief Financial Officer